Exhibit 10.73

September ___, 2009

SED International, Inc.
4916 North Royal Atlanta Drive
Tucker, Georgia 30084
Attention: CEO and CFO

          Re:          Amendment to Loan Agreement (as defined below)

Ladies and Gentlemen:

          Reference is made to that certain Loan and Security Agreement dated September 21, 2005 (as at any time amended, restated, supplemented or otherwise modified, the “Loan Agreement”) among SED International Holdings, Inc., a Georgia corporation (“Holdings”); SED International, Inc., a Georgia corporation (“SED”; together with Holdings, collectively, “Borrowers” and each individually, a “Borrower”); certain financial institutions party from time to time to the Loan Agreement as lenders (collectively, “Lenders”); and Wachovia Bank, National Association, a national banking association, in its capacity as agent for Lenders (together with its successors in such capacity, “Agent”). Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

          The parties hereto desire to amend the Loan Agreement as hereinafter set forth.

          NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1.     Amendment to Loan Agreement. The Loan Agreement is hereby amended by deleting the definition of “Financial Covenant Trigger Amount” contained in Section 1 of the Loan Agreement and by substituting the following new definition in lieu thereof:

        1.54 “Financial Covenant Trigger Amount” shall mean, on any date of determination, an amount equal to the greater of (a) $3,500,000, and (b) an amount equal to ten percent (10%) of the Borrowing Base on such date.

          2.     Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Indebtedness, each of the Financing Agreements to which such Borrower is a party and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Financing Agreements.

          3.     Acknowledgments and Stipulations. Each Borrower hereby acknowledges and stipulates that the Loan Agreement and the other Financing Agreements executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights; all of the Indebtedness is owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); and the security interests and liens granted by such Borrower in favor of Agent pursuant to the

SED International, Inc.
September ___, 2009

Loan Agreement and the other Security Documents are duly perfected, first priority security interests and liens.

          4.     Representations and Warranties. To induce Agent to enter into this letter amendment, each Borrower represents and warrants to Agent that no default or Event of Default exists on the date hereof; the execution, delivery and performance of this letter amendment have been duly authorized by all requisite action on the part of such Borrower and this letter amendment has been duly executed and delivered by such Borrower; and except as may have been disclosed in writing by such Borrower to Agent prior to the date hereof, all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

          5.     No Novation, etc. Except as otherwise expressly provided in this letter amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Financing Agreements, each of which shall remain in full force and effect. This letter amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

          6.     Miscellaneous. Upon Agent’s receipt from each Borrower of a counterpart hereof duly executed on behalf of such Borrower, this letter amendment shall constitute an agreement among the parties hereto with respect to the amendment contained herein. This letter amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This letter amendment may be executed in any number of counterparts and by different parties to this letter amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto. To the fullest extent permitted by applicable law, each of the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this letter amendment.

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          IN WITNESS WHEREOF, the parties hereto have caused this letter amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

WACHOVIA BANK,
NATIONAL ASSOCIATION,
as Agent and sole Lender

By:

Name:

Title:

Accepted and agreed to:

BORROWERS:

SED INTERNATIONAL HOLDINGS, INC.

By:

Name:

Title:

SED INTERNATIONAL, INC.

By:

Name:

Title: